UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-31468 (Commission File Number)	98-0428969 (I.R.S. Employer Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton HM 08
Bermuda

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 296-5550

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     Montpelier Re Holdings Ltd. (the “Company”) is filing herewith the Underwriting Agreement in connection with the public offering of 3,500,000 of its common shares by Cypress Associates II (Cayman) L.P. and entities associated with it and DLJMB Overseas Partners III, C.V. and associated funds pursuant to a prospectus supplement of the Company that was filed with the Securities and Exchange Commission on November 18, 2004.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits.

The following exhibit is filed as part of this report:

1.1   Underwriting Agreement, dated November 16, 2004, between the Company, the Selling Shareholders and Credit Suisse First Boston LLC.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.

(Registrant)

November 19, 2004	By:	/s/ Neil McConachie

Date	Name: Title:	Neil McConachie Chief Accounting Officer and Treasurer (chief accounting officer)

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 16, 2004, between the Company, the Selling Shareholders and Credit Suisse First Boston LLC.